SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) February 5, 1999


                             Pen Interconnect, Inc.
             (Exact Name of Registrant as Specified in its Charter)


          Utah                           1-14072                 87-0430260
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


1601 Alton Parkway, Irvine, California                          92606
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number including Area Code:   (949) 261-3131


                 2351 South 2300 West, Salt Lake City, UT 84119
           (Registrant's Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

         1. On January 29, 1999, Pen Interconnect, Inc., (the "Company") entered into an Asset Purchase Agreement with Pen Cabling Technologies, LLC (the "Purchaser"), a wholly-owned subsidiary of CTG, Inc. ("CTG"), whereby the Purchaser acquired substantially all of the assets relating to the Company's custom cable and harness interconnections business located in Salt Lake City, Utah (the "Cable Division"). The transaction was closed on February 5, 1999. The purchase price was $1,075,000 and the assumption by the Purchaser of certain lease obligations of the Cable Division. The purchase price was based upon the approximate book value of the assets and liabilities divested. Additional payments may be made by the Purchaser based on a post-closing valuation of the inventory transferred in the transaction. The Company, the Purchaser, and CTG also entered into a Consulting Agreement whereby the Company will receive royalties on future sales of the Cable Division business and products. Of the purchase price, $847,823 was paid to the Company's principal lender, FINOVA, and $227,177 was paid to satisfy certain outstanding liabilities relating to the Cable Division which were not assumed by the Purchaser. Prior to the closing, there were no material relationships between the Purchaser, CTG, and the Company or any director or officer of the Company, or any associate or affiliate of the Company or any of its directors or officers, other than that CTG was a non-material supplier to the Company.

         2. As of December 23, 1998, the Company entered into an Agreement and Plan of Merger by and among the Company, Pen Laminating, Inc., a wholly-owned subsidiary of the Company, and Laminating Technologies, Inc. ("LTI") (the "LTI Agreement"). Under the LTI Agreement, LTI would merge into Pen Laminating, Inc. in exchange for the issuance of shares of the Company's Common Stock to the shareholders of LTI. Each share of LTI Common Stock will be converted into a number of shares of the Company's Common Stock equal to $0.50 divided by the closing price of the Company's Common Stock on the fifth business day following the effectiveness of a registration statement to be filed to register the Common Stock to be issued to LTI's shareholders. In no event will the denominator exceed $1.50. LTI currently has outstanding 3,185,100 shares of Common Stock, and convertible securities to receive an aggregate of up to 8,656,800 shares of LTI's Common Stock, which convertible securities will be converted into securities convertible into the Company's Common Stock at the same ratio. The closing of the transaction is contingent, among other factors, on the effectiveness of the afore-mentioned registration statement and the approval of both the Company=s and LTI's shareholders. There are no material relationships between LTI and the Company or any director or officer of the Company, or any associate or affiliate of the Company or any of its directors or officers.

Item 5.  Other Events.

On February 12, 1999, the Company issued 1,800 shares of a new Series A Convertible Preferred Stock to various foreign investors (the "Series A Preferred"). Each share of Series A Preferred has a Stated Value of $1,000. The aggregate consideration for the issuance of the Series A Preferred was $1,300,000 in cash and the cancellation of promissory notes for $500,000. Dividends are payable quarterly on the Series A Preferred of $80.00 per share per annum. Dividends increase to $160.00 per share per annum if the Company's Common Stock is not listed on any national securities exchange. Each share of Series A Preferred is convertible into an amount of shares of the Company's Common Stock equal to the Stated Value of such share of Series A Preferred divided by the average of the two lowest closing bid prices, as reported by Bloomberg L.P., on the principal market for the Company's Common Stock based on trading volume during the period of 22 consecutive trading days ending with the last trading day prior to the date of conversion (the "Market Price") after discounting the Market Price by 15% (the "Conversion Price"). In no event will the Conversion Price be greater than a per share price equal to the closing bid price of the Company's common stock on February 12, 1999 (the "Closing Price") times 110%(the "Maximum Conversion Price"). The Series A Preferred is convertible on the earlier of (i) June 14, 1999, (ii) the effectiveness of a registration statement to be filed registering the shares of the Company's Common Stock underlying the Series A Preferred, or (3) if the holder accepts the Maximum Conversion Price, then it is convertible immediately. Until the issuance of the Series A Preferred is approved by the Company's shareholders, Common Stock issued on conversion cannot exceed 19.99% of the Company's outstanding Common Stock. The Company is obligated to present the issuance of the Series A Preferred for approval at its next meeting of shareholders. Until the Series A Preferred becomes convertible, the Company has the right to redeem up to 50% of the Series A Preferred for 140% of the Closing Price plus all accrued but unpaid dividends, although the Series A Preferred holders then have a five-day right to convert instead at the then applicable Conversion Price. The Series A Preferred investors also received warrants to acquire an aggregate of 90,000 shares of the Company's Common Stock exercisable at 120% of the Closing Price date and an aggregate of 90,000 shares of the Company's Common Stock exercisable at 135% of the Closing Price. A registration statement for the shares of Common Stock underlying the Series A Preferred and warrants must be filed by March 29, 1999 and effective by June 1, 1999. If the registration dates are not met, the penalty is 1.5% extra interest per month. The holders of the Series A Preferred also received rights of first refusal with respect to certain future financings by the Company. In connection with the issuance of the Series A Preferred, the Company also paid a fee equal to 7% of the consideration received.


Item 7.  Financial Statements, Pro Forma Financial Information,  and Exhibits

         (a)      Financial Statements of Business Acquired.

                  (1) Consolidated Financial Statements of LTI and subsidiary as of and for the two years ended March 31, 1998 (incorporated by reference from LTI's annual report on Form 10-KSB for the fiscal year ended March 31, 1998).

                  (2) Consolidated Financial Statements of LTI and subsidiary as of and for the quarterly periods ended September 30, 1998 and 1997 (incorporated by reference from LTI's quarterly report on Form 10-QSB for the fiscal quarter ended September 30, 1998).

         (b)      Pro Forma Financial Information

                  Pro forma financial information incorporating all of the transactions described in Item 2 above follows this Item. This pro forma information does not include the transaction described in Item 5.

         (c)      Exhibits

                  2.1. Asset Purchase Agreement by and between the Company and Pen Cabling Technologies, LLC dated as of January 29, 1999.

                  2.2. Consulting Agreement by and between the Company, Pen Cabling Technologies, LLC, and CTG, Inc. dated as of January 29, 1999.

                  2.3. Agreement and Plan of Merger by and among the Company, Pen Laminating, Inc., and Laminating Technologies, Inc. dated as of December 21, 1998

                  2.4. Convertible Preferred Stock and Warrant Purchase Agreement between Pen Interconnect, Inc., RBB Bank AG, Austost Anstalt Schaan, Balmore Funds, S.A., and AMRO International, S.A. dated as of February 12, 1999.

                  3.1. Certificate of Amendment creating Series A Convertible Preferred Stock as filed February 10, 1999.

                             Pen Interconnect, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                           September 30, 1998 and 1997

                          UNAUDITED PRO FORMA COMBINED
                              FINANCIAL STATEMENTS
                              --------------------



The unaudited pro forma data presented in the unaudited pro forma combined financial statements are included in order to illustrate the effect on the Company's financial statements of two transactions described below.

The unaudited pro forma combined balance sheet at September 30, 1998 presents adjustments for two transactions. First, adjustments are presented as if, at September 30, 1998, (Pen Interconnect, Inc. (Pen or the Company), had sold substantially all of the assets relating to the Company's custom cable and harness interconnections business located in Salt Lake City, Utah (the Cable Division), which transaction closed on January 28, 1999. Second, adjustments are presented as if, at September 30, 1998, the Agreement and Plan of Merger, dated December 21, 1998, by and among the Company, Pen Laminating, Inc., a newly created, wholly-owned subsidiary of the Company, and Laminating Technologies, Inc. (LTI), of Atlanta Georgia, (which transaction is expected to close in the second or third quarter of fiscal year 1999), had occurred. The Agreement and Plan of Merger call for LTI to merge into Pen Laminating, Inc. in exchange for the issuance of shares of the Company's common stock to the shareholders of LTI.

The unaudited pro forma combined statement of operations for the year ended September 30, 1998 presents adjustments for the above two transactions to show the effect of the pending sale transaction of the Cable Division and to show the effect of the pending merger transaction with LTI. First, adjustments are presented to show, as if at the beginning of the period, that the sales transaction relating to the Cable Division had taken place. Second, adjustments are presented as if, at the beginning of the period, that the LTI merger had occurred.

The unaudited pro forma statements are derived from the respective historical financial statements and notes thereto of Pen and LTI. The unaudited pro forma combined balance sheet combines Pen's historical balance sheet as of September 30, 1998, after adjustments for the sale of the Cable Division, with the historical balance sheet of LTI at September 30, 1998. The unaudited pro forma combined statement of operations combines Pen's historical statement of operations for the year ended September 30, 1998, after adjustments for the sale of the Cable Division, with the statement of operations of LTI for the year ended September 30, 1998 which is composed of the first six months of LTI's fiscal year ending March 31, 1999 and the last six months of LTI's fiscal year ended March 31, 1998.

The unaudited pro forma data is presented for informational purposes only and may not be indicative of the future results of operations and financial position of the Company or what the results of operations and financial position of the Company would have been had the sale of the Cable Division and the merger with LTI occurred on the dates indicated.

These unaudited pro forma statements should be read in conjunction with the historical financial statements and the related notes thereto of Pen and of LTI.

                             PEN INTERCONNECT, INC.

                        PRO FORMA COMBINED BALANCE SHEET

                               SEPTEMBER 30, 1998

                                                           Sale of Division (1) (2)    Acquisition of LTI (3) (4) (5)
                                                                                                   (6) (7)
                                                          -------------------------   --------------------------------
                                             Historical     Pro Forma     Pro Forma      Historical       Pro Forma       Pro Forma
                                                Pen        Adjustments       Pen            LTI          Adjustments       Combined
                                            -----------   ------------   ----------   ---------------  ---------------   -----------
Cash and cash equivalents                  $   657,777   $          -   $  657,777   $      196,361   $            -    $   854,138
Investments                                    242,739              -      242,739        1,989,812                -      2,232,551
Receivables                                  3,495,220       (310,467)   3,184,753          188,153                -      3,372,906
Allowance for bad debts                       (108,575)             -     (108,575)         (25,000)               -       (133,575)
Inventories                                  3,680,169       (361,880)   3,318,289          426,431                -      3,744,720
Prepaid expenses                               261,375        (19,757)     241,618                -                -        241,618
Deferred income taxes                           41,324              -       41,324                -                -         41,324
Other current assets                                 -              -            -           91,310                -         91,310
                                            -----------   ------------   ----------   ---------------  ---------------   -----------

           Total current assets              8,270,029       (692,104)   7,577,925        2,867,067                -     10,444,992
Property and equipment                       4,158,877     (2,858,275)   1,300,602          485,322         (485,322)     1,300,602
Accumulated depreciation                    (1,680,266)     1,472,008     (208,258)        (179,698)         179,698       (208,258)
                                            -----------   ------------   ----------   ---------------  ---------------   -----------

           Total property and equipment      2,478,611     (1,386,267)   1,092,344          305,624         (305,624)     1,092,344
Notes receivable, less current maturities        3,989              -        3,989                -                -          3,989
Deferred income taxes                          725,667              -      725,667                -                -        725,667
Intangible assets                            2,359,044              -    2,359,044                -          200,000      2,559,044
Accumulated amortization of intangibles       (327,359)             -     (327,359)               -                -       (327,359)
Investments                                    482,220              -      482,220                -                -        482,220
Other assets                                    98,455        (32,390)      66,065                -                -         66,065
                                            -----------   ------------   ----------   ---------------  ---------------   -----------

           Total other assets                3,342,016        (32,390)   3,309,626                -          200,000      3,509,626
                                            ===========   ============   ==========   ===============  ===============   ===========

           Total assets                    $14,090,656   $ (2,110,761)  $11,979,895  $    3,172,691   $     (105,624)   $15,046,962
                                            ===========   ============   ==========   ===============  ===============   ===========

Line of credit                             $ 4,064,361   $   (458,000)  $3,606,361   $            -   $            -    $ 3,606,361
Subordinated debentures                      1,401,429              -    1,401,429                -                -      1,401,429
Current maturities of long-term
   obligations                               1,132,538       (390,000)     742,538           46,249                -        788,787
Current maturities of capital leases            69,621        (64,886)       4,735                -                -          4,735
Accounts payable                             2,926,797       (227,000)   2,699,797          193,822                -      2,893,619
Accrued liabilities                            389,889              -      389,889           77,014          400,000        866,903
                                            -----------   ------------   ----------   ---------------  ---------------   -----------

           Total current liabilities         9,984,635     (1,139,886)   8,844,749          317,085          400,000      9,561,834
Long-term obligations, less
   current maturities                           51,965              -       51,965           16,254                -         68,219
Capital lease obligations, less
   current maturities                           22,333              -       22,333                -                -         22,333
Negative goodwill                                    -              -            -                -        1,046,802        741,178
                                                                                                            (305,624)
Deferred income taxes                          165,755              -      165,755                -                -        165,755
                                            -----------   ------------   ----------   ---------------  ---------------   -----------

           Total liabilities                10,224,688     (1,139,886)   9,084,802          333,339        1,141,178     10,559,319
Preferred stock                                      -              -            -                -                -              -
Common stock                                    50,184              -       50,184           31,851           15,926         66,110
                                                                                                             (31,851)
Additional paid-in capital                  10,890,022              -    10,890,022      11,709,254        1,576,624     12,466,646
                                                                                                         (11,709,254)
Accumulated deficit                         (7,074,238)      (970,875)   (8,045,113)     (8,901,753)       9,101,753     (8,045,113)
                                                                                                            (200,000)
                                            -----------   ------------   ----------   ---------------  ---------------   -----------

           Total stockholders' equity        3,865,968       (970,875)   2,895,093        2,839,352       (1,246,802)     4,487,643
                                            ===========   ============   ==========   ===============  ===============   ===========

           Total liabilities and
              stockholders' equity         $14,090,656   $ (2,110,761)  $11,979,895  $    3,172,691   $     (105,624)   $15,046,962
                                            ===========   ============   ==========   ===============  ===============   ===========

                             PEN INTERCONNECT, INC.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                          YEAR ENDED SEPTEMBER 30, 1998

                                                             Sale of Division (1)        Acquisition of LTI (3) (5)
                                                                                                  (8) (9)
                                                          --------------------------   -----------------------------
                                             Historical     Pro Forma     Pro Forma      Historical      Pro Forma      Pro Forma
                                                Pen        Adjustments       Pen            LTI         Adjustments     Combined
                                            -----------   ------------   -----------   -------------  --------------  ------------
Net sales                                  $17,091,432   $ (3,833,312)  $13,258,120   $     932,191  $           -   $14,190,311
Cost of sales                               15,892,456     (3,950,345)   11,942,111         765,524              -    12,707,635
                                            -----------   ------------   -----------   -------------  --------------  ------------

           Gross profit (loss)               1,198,976        117,033     1,316,009         166,667              -     1,482,676
                                            -----------   ------------   -----------   -------------  --------------  ------------
Operating expenses
    Sales and marketing                        565,185       (370,722)      194,463         427,127              -       621,590
    Research and development                   550,843              -       550,843         576,516              -     1,127,359
    General and administrative               2,357,875       (934,026)    1,423,849         681,764        200,000     2,305,613
    Abandoned lease fees                        16,000              -        16,000               -              -        16,000
    Asset impairment charges                   570,765              -       570,765               -              -       570,765
    Depreciation and amortization              675,753       (274,842)      400,911          94,538        (94,538)      400,911
                                            -----------   ------------   -----------   -------------  --------------  ------------

           Total operating expenses          4,736,421     (1,579,590)    3,156,831       1,779,945        105,462     5,042,238
                                            -----------   ------------   -----------   -------------  --------------  ------------

           Operating loss                   (3,537,445)    (1,696,623)   (1,840,822)     (1,613,278)      (105,462)   (3,559,562)
                                            -----------   ------------   -----------   -------------  --------------  ------------
Other income (expense)
    Interest expense                        (1,100,717)       (77,100)   (1,023,617)         (6,874)             -    (1,030,491)
    Investment income                                -              -             -         168,290              -       168,290
    Amortization of negative goodwill                -              -             -               -         74,178        74,178
    Other income (expense), net                (39,361)             -       (39,361)              -              -       (39,361)
                                            -----------   ------------   -----------   -------------  --------------  ------------

           Total other income
              (expense), net                (1,140,078)       (77,100)   (1,062,978)        161,416         74,178      (827,384)
                                            -----------   ------------   -----------   -------------  --------------  ------------

           Loss before income taxes         (4,677,523)    (1,773,723)   (2,903,800)     (1,451,862)       (31,284)   (4,386,946)
Income tax expense                             767,860              -       767,860               -              -       767,860
                                            -----------   ------------   -----------   -------------  --------------  ------------
                                            ===========   ============   ===========   =============  ==============  ============

           NET LOSS                        $(5,445,383)  $ (1,773,723)  $(3,671,660)  $  (1,451,862) $     (31,284)  $(5,154,806)
                                            ===========   ============   ===========   =============  ==============  ============
Loss per common share
    Basic                                  $     (1.24)                                                              $     (0.86)
    Diluted                                      (1.24)                                                                    (0.86)
Weighted-average common and
   dilutive common equivalent
   shares outstanding
    Basic                                    4,397,490                                                                 5,990,040
    Diluted                                  4,397,490                                                                 5,990,040

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
           ----------------------------------------------------------


      1. Reflects the Company's sale of Cable Division located in Salt Lake City, Utah.

                Effective January 29, 1999, the Company sold substantially all of the assets and liabilities of its custom cable and harness interconnections business to Pen Cabling Technologies, LLC, a wholly-owned subsidiary of CTG, Inc. of Dayton, Ohio. The sales price was $1,075,000 and the assumption of certain related lease obligations. Additional payments may be made by the purchaser based upon a post-closing valuation of certain assets transferred in the transaction. In addition, the Company will receive royalties on future sales of the Cable Divisions products. Assets and liabilities sold were as follows:

                    Receivables, net                   $   310,467
                    Inventories                            361,880
                    Property and equipment, net          1,386,267
                    Prepaid expenses                        19,757
                    Other assets                            32,390
                    Capital leases                        (64,886)
                                                        -----------

                           Net assets sold               2,045,875
                    Cash received                        1,075,000
                                                        ===========

                           Loss on sale of Division    $  (970,875)
                                                        ===========


      2. Reflects the use of the net proceeds from the sale of the Division as follows:

                Reduction of line of credit          $  458,000
                Reduction of long-term obligations      390,000
                Reduction of accounts payable           227,000
                                                     ==========

                                                     $1,075,000
                                                     ==========


       3.  Reflects the merger of the Company with Laminating Technologies, Inc.
           (LTI) of Atlanta, Georgia under the Agreement and Plan of Merger (the Agreement) dated December 21, 1998, which is expected to close in the second or third quarter of fiscal year 1999. Under the Agreement, LTI would merge into Pen Laminating, Inc., a newly created, wholly-owned subsidiary of the Company in exchange for the issuance of shares of the Company's common stock to the shareholders of LTI. Each share of LTI common stock will be converted into a number of the Company's common stock based upon a calculation which is equal to $0.50 divided by the closing price of the Company's common stock on the fifth day following the effective date of the registration statement covering the merger transaction.

      4. Reflects the recording of a non competition agreement with the president of LTI in the amount of $200,000 to be paid over 36 months.

      5. Reflects the recording of severance payments in the amount of $200,000 to be paid to six key employees of LTI.

     ----------------------------------------------------------------------


       6. Reflects the issuance of the Company's common stock in exchange for the common stock of LTI. This acquisition is to be accounted for by the purchase method of accounting. Under purchase accounting, the total purchase price was allocated to the tangible and intangible assets and liabilities of LTI based upon their respective estimated fair values, based upon preliminary valuations which are not yet finalized. The actual allocation of the purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein.

           Also reflects the elimination of LTI's equity accounts and the recording of negative goodwill as follows:

           Common stock (LTI)                          $     31,851
           Additional paid-in-capital (LTI)              11,709,254
           Accumulated deficit (LTI)                     (9,101,753)
                                                       ------------

                      Net assets acquired                 2,639,352

           Common stock issued (Pen)
              (1,592,550 shares at $1.00 per  share)      1,592,550
                                                       ============

                      Negative goodwill                $  1,046,802
                                                       ============

           The excess of fair value of net assets acquired over cost (negative goodwill) is being amortized on a straight-line basis over ten years. This amount represents the difference between the purchase price and the fair value of the net assets acquired.

       7. Reflects the reduction of negative goodwill and the reduction of net property and equipment by the amount of the long-term assets acquired in the amount of $305,624.

      8. Reflects the amortization of negative goodwill for one year in the amount of $74,178.

       9. Reflects the reduction of depreciation and amortization expense of $94,538 for LTI due to the fact that the cost of all property and equipment of LTI has been eliminated and offset against the negative goodwill.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     Pen Interconnect, Inc.


                                                     By:   /s/ Stephen J. Fryer
                                                     --------------------------
                                                              Stephen J. Fryer
                                           President and Chief Operating Officer

Date: February 16, 1999